Exhibit 32.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Othnet, Inc. (the "Company") on Form 10-QSB for the period ended July 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1)   The  Report  fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 20, 2004      By:  /s/ Jeffrey Wattenberg
                                    Jeffrey Wattenberg,
                                    President and Chief Executive
                                    Officer


Dated: September 20, 2004      By:  /s/ Jeffrey Wattenberg
                                    Jeffrey Wattenberg,
                                    Principal Financial Officer